SECURITIES AND EXCHANGE COMMISSION

                Washington, D.C.  20549

                       FORM 8-K

                    CURRENT REPORT

          Pursuant to Section 13 or 15(d) of the
             Securities Exchange Act of 1934

          Date of Report (Date of earliest event
             reported):  November 22, 2000.


                SCHOOL SPECIALTY, INC.
(Exact name of registrant as specified in its Charter)



   Wisconsin                000-24385              39-0971239
(State or other            (Commission            (IRS Employer
jurisdiction of            File Number)         Identification No.)
 incorporation)



        1000 North Bluemound Drive
           Appleton, Wisconsin                     54914
 (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code:  (920) 734-5712

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Item 2.   Acquisition or Disposition of Assets

On November 22, 2000, School Specialty, Inc. (the
"Company") acquired substantially all of the  assets of
the wholesale division of the J.L. Hammett Company
("J.L. Hammett").  The assets acquired included
inventory, accounts receivable, property, plant and
equipment. The assets had been and will be used
primarily to market non-textbook educational supplies
and furniture to schools. The Company intends to
continue using the acquired assets for substantially
the same purpose as J.L. Hammett had. The purchase
price, which is subject to change, was approximately
$79 million in cash.  The purchase price was based on
the Company's evaluation of the financial condition,
business operations and prospects of the wholesale
business of J.L. Hammett and was negotiated in an arms-
length transaction among unrelated and unaffiliated
parties.   As part of the agreement, the Company
entered into five-year non-compete agreements with two management shareholders of J.L. Hammett, for consideration of approximately $2.8 million in cash.
The acquisition and non-compete agreements were funded by the Company through borrowings under its existing revolving credit facility funded by a group of banks led by Bank of America, N.A.


Item 7.   Financial Statements and Exhibits

  (a)     Not applicable

  (b)     Not applicable

  (c)     The following exhibits are filed with this report:

          Exh. No.     Description

          2.1          Asset Purchase Agreement among School Specialty,
                       Inc. and J. L. Hammett Company and Monatiquot Real Estate Trust, dated November 13, 2000. (Exhibits and Schedules have been omitted based on Rule 601(b)(2) of Regulation S-K. Such Exhibits and Schedules are described in the Agreement. The Registrant hereby agrees to furnish to the Commission upon its request, any or all of such omitted Exhibits or Schedules).

                      SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             SCHOOL SPECIALTY, INC.
                             (Registrant)


            12/05/2000       /s/ Daniel P. Spalding
            Date             -------------------------------------------------
                             Daniel P. Spalding
                             Chairman of the Board, Chief Executive Officer
                             (Principal Executive Officer)


            12/05/2000       /s/ Mary M. Kabacinski
            Date             -------------------------------------------------
                             Mary M. Kabacinski
                             Executive Vice President, Chief Financial Officer
                             (Principal Financial and Accounting Officer)

                 EXHIBIT INDEX


Exh. No                  Description

2.1                      Asset Purchase Agreement
                         among School Specialty, Inc.
                         and J. L. Hammett Company and
                         Monatiquot Real Estate Trust,
                         dated November 13, 2000.
                         (Exhibits and Schedules have
                         been omitted based on Rule
                         601(b)(2) of Regulation S-K.
                         Such Exhibits and Schedules
                         are described in the
                         Agreement. The Registrant
                         hereby agrees to furnish to
                         the Commission upon its
                         request, any or all of such
                         omitted Exhibits or Schedules).